UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2025

Korro Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39062	47-2324450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 First Street, 2nd Floor, Suite 250 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 468-1999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	KRRO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 11, 2025, Vineet Agarwal, Chief Financial Officer (principal financial officer and principal accounting officer) of Korro Bio, Inc., or Korro, is taking a temporary medical leave of absence.

Accordingly, effective from February 11, 2025, Korro’s Board of Directors appointed Dr. Ram Aiyar, President and Chief Executive Officer (principal executive officer), to serve as Korro’s interim principal financial officer, and Mr. Oliver Dolan, Senior Vice President, Finance, to serve as Korro’s interim principal accounting officer, in each case, in addition to their current duties.

Biographical information for Dr. Aiyar is set forth in Korro’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission, or SEC, on April 29, 2024 and is incorporated herein by reference. Dr. Aiyar will not receive any additional compensation in connection with this interim appointment.

Mr. Dolan, age 42, has served as Korro’s Senior Vice President of Finance since January 2024. Prior to joining Korro, Mr. Dolan served as Vice President, Accounting, Tax and Treasury at Unity Biotechnology from December 2020 to December 2023. Prior to that, Mr. Dolan served as Head of Finance at Haven Healthcare from May 2020 to December 2020. Prior to that, Mr. Dolan served as Vice President of Finance at Compass Therapeutics from October 2018 to May 2020. Mr. Dolan holds an MBA from MIT Sloan School of Management, a Bachelor of Commerce degree from the University College Dublin and he is licensed as a Certified Public Accountant.

There is no arrangement or understanding between Dr. Aiyar or Mr. Dolan and any other persons, respectively, pursuant to which either was selected as an officer. There are no family relationships among any of Korro’s directors or executive officers and either Dr. Aiyar or Mr. Dolan, and neither Dr. Aiyar nor Mr. Dolan has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with his interim appointment, Mr. Dolan has entered into Korro’s standard form of indemnification agreement, the form of which is filed as Exhibit 10.6 to its Current Report on Form 8-K filed with the SEC on November 6, 2023 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORRO BIO, INC.

Date: February 11, 2025	By:	/s/ Ram Aiyar
	Name:	Ram Aiyar
	Title:	President and Chief Executive Officer